UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

KBR, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson Street, Suite 3400 Houston, Texas	77002 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.	Results of Operations and Financial Condition

KBR, Inc. (the “Company”) expects to report a non-cash loss of approximately $140M in its first quarter 2022 results related to the Settlement Agreement (as defined below). Additional details will be provided in connection with the Company’s first quarter 2022 earnings report.  A copy of the press release announcing the Settlement Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 2.02 disclosure.

The information in this Item 2.02, including the press release incorporated herein by reference, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

ITEM 7.01.	Regulation FD Disclosure.

On April 12, 2022, the Company issued a press release announcing that JKC Australia LNG Pty Ltd (“JKC”), a joint venture in which the Company has a 30% ownership interest, and Kellogg Brown & Root Pty Ltd, the Company’s subsidiary, have entered into a conditional settlement agreement (the “Settlement Agreement”) to resolve outstanding claims and disputes between JKC and its power plant subcontractor, the consortium comprising: (i) the unincorporated joint venture between CH2M Hill Australia Pty Limited and UGL Infrastructure Pty Limited, (ii) General Electric Company, and (iii) General Electric International, Inc. As a result of the Settlement Agreement, KBR expects to receive approximately $271 million of cash in two payments: $203 million in April 2022 and $68 million in March 2023, at prevailing exchange rates.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information in this Item 7.01, including the press release incorporated herein by reference, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

ITEM 9.01.	.Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	KBR, Inc. press release dated April 12, 2022, titled, “KBR Announces Settlement Agreement with Ichthys Power Plant Subcontractor.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: April 12, 2022	By:	/s/ Adam M. Kramer
	Name:	Adam M. Kramer
	Title:	Vice President, Corporate Secretary & Sustainability